EXHIBIT A

to the

American Funds Insurance Series

Plan of Distribution of Class 1A Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2020	April 30, 2021
Global Small Capitalization Fund	May 1, 2020	April 30, 2021
Growth Fund	May 1, 2020	April 30, 2021
International Fund	May 1, 2020	April 30, 2021
New World Fund	May 1, 2020	April 30, 2021
Blue Chip Income and Growth Fund	May 1, 2020	April 30, 2021
Global Growth and Income Fund	May 1, 2020	April 30, 2021
Growth-Income Fund	May 1, 2020	April 30, 2021
International Growth and Income Fund	May 1, 2020	April 30, 2021
Capital Income Builder	May 1, 2020	April 30, 2021
Asset Allocation Fund	May 1, 2020	April 30, 2021
Global Balanced Fund	May 1, 2020	April 30, 2021
Bond Fund	May 1, 2020	April 30, 2021
Corporate Bond Fund	May 1, 2020	April 30, 2021
Capital World Bond Fund	May 1, 2020	April 30, 2021
High-Income Bond Fund	May 1, 2020	April 30, 2021
American Funds Mortgage Fund	May 1, 2020	April 30, 2021
Ultra-Short Bond Fund	May 1, 2020	April 30, 2021
U.S. Government/AAA-Rated Securities Fund	May 1, 2020	April 30, 2021

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2020	April 30, 2021
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2020	April 30, 2021

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2020	April 30, 2021

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 2 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2020	April 30, 2021
Global Small Capitalization Fund	May 1, 2020	April 30, 2021
Growth Fund	May 1, 2020	April 30, 2021
International Fund	May 1, 2020	April 30, 2021
New World Fund	May 1, 2020	April 30, 2021
Blue Chip Income and Growth Fund	May 1, 2020	April 30, 2021
Global Growth and Income Fund	May 1, 2020	April 30, 2021
Growth-Income Fund	May 1, 2020	April 30, 2021
International Growth and Income Fund	May 1, 2020	April 30, 2021
Capital Income Builder	May 1, 2020	April 30, 2021
Asset Allocation Fund	May 1, 2020	April 30, 2021
Global Balanced Fund	May 1, 2020	April 30, 2021
Bond Fund	May 1, 2020	April 30, 2021
Corporate Bond Fund	May 1, 2020	April 30, 2021
Capital World Bond Fund	May 1, 2020	April 30, 2021
High-Income Bond Fund	May 1, 2020	April 30, 2021
American Funds Mortgage Fund	May 1, 2020	April 30, 2021
Ultra-Short Bond Fund	May 1, 2020	April 30, 2021
U.S. Government/AAA-Rated Securities Fund	May 1, 2020	April 30, 2021

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2020	April 30, 2021
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2020	April 30, 2021

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2020	April 30, 2021

EXHIBIT A

to the

American Funds Insurance Series

Plan of Distribution of Class 4 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2020	April 30, 2021
Global Small Capitalization Fund	May 1, 2020	April 30, 2021
Growth Fund	May 1, 2020	April 30, 2021
International Fund	May 1, 2020	April 30, 2021
New World Fund	May 1, 2020	April 30, 2021
Blue Chip Income and Growth Fund	May 1, 2020	April 30, 2021
Global Growth and Income Fund	May 1, 2020	April 30, 2021
Growth-Income Fund	May 1, 2020	April 30, 2021
International Growth and Income Fund	May 1, 2020	April 30, 2021
Capital Income Builder	May 1, 2020	April 30, 2021
Asset Allocation Fund	May 1, 2020	April 30, 2021
Global Balanced Fund	May 1, 2020	April 30, 2021
Bond Fund	May 1, 2020	April 30, 2021
Corporate Bond Fund	May 1, 2020	April 30, 2021
Capital World Bond Fund	May 1, 2020	April 30, 2021
High-Income Bond Fund[1]	May 1, 2020	April 30, 2021
American Funds Mortgage Fund	May 1, 2020	April 30, 2021
Ultra-Short Bond Fund	May 1, 2020	April 30, 2021
U.S. Government/AAA-Rated Securities Fund	May 1, 2020	April 30, 2021

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2020	April 30, 2021
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2020	April 30, 2021

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2020	April 30, 2021
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2020	April 30, 2021